Exhibit 99.1


                                                                         Set A



-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Class        Ratings           Balance   CSLevel    Coupon      WAL        MEY       BEY     Spread    ModDur     NetPrice
   =====        =======           =======   =======    ======      ===        ===       ===     ======    ======     ========
      Al     AAA/AAA/NR    $68,457,000.00    94.210    3.6730    2.464     3.5048    3.5305      27.00     2.293     100.2495
      A2     AAA/AAA/NR   $233,000,000.00    74.505    4.6560    5.014     4.5047    4.5472      21.00     4.374     100.4963
      A3     AAA/AAA/NR   $152,918,000.00    61.572    5.1258    7.628     5.1336    5.1888      30.00     6.128     100.4998
      A4     AAA/AAA/NR   $547,724,000.00    15.250    5.2932    9.676     5.4103    5.4716      31.00     7.347      99.9599
       B      Aa2/AA/NR    $31,039,000.00    12.625    5.2932    9.881     5.4914    5.5546      37.00     7.454      99.3392
       C     Aa3/AA-/NR    $13,302,000.00    11.500    5.2932    9.881     5.5207    5.5846      40.00     7.450      99.1164
       D        A2/A/NR    $26,605,000.00     9.250    5.2932    9.881     5.5598    5.6246      44.00     7.445      98.8204
       E       A3/A-/NR    $13,302,000.00     8.125    5.2932    9.930     5.6532    5.7202      53.00     7.460      98.1232
       F   Baal/BBB+/NR    $14,780,000.00     6.875    5.2932    9.964     5.8228    5.8939      70.00     7.455      96.8568
       G    Baa2/BBB/NR    $11,824,000.00     5.875    5.2932    9.964     5.9204    5.9939      80.00     7.442      96.1351
       H   Baa3/BBB-/NR    $19,214,000.00     4.250    5.2932    9.964     6.3104    6.3939     120.00     7.387      93.3142
       J     Bal/BB+/NR     $5,913,000.00     3.750    5.2932    9.964     7.8280    7.9568     325.00     7.171      83.2372
       K      Ba2/BB/NR     $5,912,000.00     3.250    5.2932   10.468     8.4780    8.6291     390.00     7.314      78.7363
       L     Ba3/BB-/NR     $5,912,000.00     2.750    5.2932   10.547    10.4995   10.7318     600.00     7.018      67.5607
       M       B1/B+/NR     $5,912,000.00     2.250    5.2932   10.547    12.1691   12.4819     775.00     6.738      59.8534
       N        B2/B/NR     $2,956,000.00     2.000    5.2932   10.940    12.8940   13.2454     850.00     6.736      56.1497
       0       B3/B-/NR     $4,434,000.00     1.625    5.2932   10.964    14.1712   14.5962     985.00     6.509      51.2692
       P       NR/NR/NR    $19,214,797.82       NAP    5.2932   11.845    23.7893   25.0000   2,022.34     4.764      27.3213
   =====        =======           =======   =======    ======      ===        ===       ===     ======    ======     ========

                                                                [Sigma               [Sigma
                                                               symbol]              symbol]

---------------------------------------------------------
---------------------------------------------------------
   Class     AccInt      Benchmark         Window
   =====     ======      =========         ======
      Al     0.2755    Swapspreads     1-54  07/04-12/08
      A2     0.3492    Swapspreads    54-69  12/08-03/10
      A3     0.3844    Swapspreads    69-111 03/10-09/13
      A4     0.3970    Swapspreads   111-119 09/13-05/14
       B     0.3970    Swapspreads   119-119 05/14-05/14
       C     0.3970    Swapspreads   119-119 05/14-05/14
       D     0.3970    Swapspreads   119-119 05/14-05/14
       E     0.3970    Swapspreads   119-120 05/14-06/14
       F   B 0.3970    Swapspreads   120-120 06/14-06/14
       G     0.3970    Swapspreads   120-120 06/14-06/14
       H   B 0.3970    Swapspreads   120-120 06/14-06/14
       J     0.3970       Treasury   120-120 06/14-06/14
       K     0.3970       Treasury   120-127 06/14-01/15
       L     0.3970       Treasury   127-127 01/15-01/15
       M     0.3970       Treasury   127-128 01/15-02/15
       N     0.3970       Treasury   128-132 02/15-06/15
       0     0.3970       Treasury   132-132 06/15-06/15
       P     0.3970       Treasury   132-177 06/15-03/19
   =====     ======      =========         ======

                                        [Sigma
                                       symbol]

Swap Spreads =>  39.750(  2.0) 45.500(  3.0)   51.750( 4.0) 48.250(  5.0)
56.500(  6.0)    59.250(  7.0) 58.000(  8.0)   54.500( 9.0) 48.500( 10.0)
59.750( 12.0)    68.250( 15.0) 38.250( 30.0)
Treasury     =>   2.591(  2.0)  3.120(  3.0)    3.851( 5.0)  4.713( 10.0)
 5.402( 30.0)


The information set forth herein is prepared for qualified institutional investors only and is prepared based on several modeling assumptions. Such assumptions and information set forth herein based on such assupmtions has not been audited by anyone. Therefore, it may be subject to modeling errors. In addition, it has been prepared solely for informational purposes and does not constitute an offer to buy or sell any such security. Any such offers are to be made pursuant to an offering memorandum prepared or to be prepared by the issuer which shall contain all material information in respect of such securities. Investors should rely only on the information contained in the associated offering memorandum. Any investment decisions with respect to the securities described herein should be based on your own due diligence.


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